UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                IntraLinks, Inc.

             (Exact name of registrant as specified in its charter)

                               Delaware 13-3899047
  (State of incorporation or organization) (I.R.S. Employer Identification No.)
                         1372 Broadway, Floor 12A 10018
                               New York, New York
               (Address of principal executive offices) (Zip Code)


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

If this form  relates  to the  registration  of a class of  securities  pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. X

Securities Act registration statement file number to which this form relates:
         333-32600  (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                          Name of each exchange on which
to be so registered                          each class is to be registered

Not Applicable                               Not Applicable
-----------------------                      -----------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

         Item 1.  Description of Registrants Securities to be Registered.

         Incorporated herein by reference is the description of Common Stock set forth under the heading Description of Capital Stock contained in the Registrants Registration Statement on Form S-1 (Registration No. 333-32600) under the Securities Act of 1933, as amended.

         Item 2.  Exhibits.

         EXHIBIT NUMBER                           DESCRIPTION
         3.1                                      Amended      and      Restated
                                                  Certificate  of  Incorporation
                                                  of       the       Registrant,
                                                  (incorporated  by reference to
                                                  Exhibit     3.3     to     the
                                                  Registrants      Registration
                                                  Statement    on    Form    S-1
                                                  (Registration No. 333-32600)

         3.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registrants Registration
                                                  Statement on Form S-1
                                                  (Registration No. 333-32600)

         4.1                                      Form    of    Common     Stock
                                                  Certificate  (incorporated  by
                                                  reference  to  Exhibit  4.1 to
                                                  the Registrants  Registration
                                                  Statement    on    Form    S-1
                                                  (Registration No. 333-32600)

         10.4 Registration Rights Agreement by and among Registrant and certain shareholders dated as of December 18, 1997, 2000
                                                  (incorporated  by reference to
                                                  Exhibit     10.2     to    the
                                                  Registrants      Registration
                                                  Statement    on    Form    S-1
                                                  (Registration No. 333-32600)

         10.5                                     Second       Amendment      to
                                                  Registration  Rights Agreement
                                                  by and  among  Registrant  and
                                                  certain  shareholders dated as
                                                  of     October     9,     1998
                                                  (incorporated  by reference to
                                                  Exhibit     10.3     to    the
                                                  Registrants      Registration
                                                  Statement    on    Form    S-1
                                                  (Registration No. 333-32600)

         10.5                                     Third   Amended  and  Restated
                                                  Registration  Rights Agreement
                                                  by and  among  Registrant  and
                                                  certain  shareholders dated as
                                                  of    January     24,     2000
                                                  (incorporated  by reference to
                                                  Exhibit     10.4     to    the
                                                  Registrants      Registration
                                                  Statement    on    Form    S-1
                                                  (Registration No. 333-32600)

         10.6                                     Amended      and      Restated
                                                  Shareholders Agreement by and
                                                  among   Registrant   and   its
                                                  shareholders   dated   as   of
                                                  January 24, 2000 (incorporated
                                                  by  reference  to Exhibit 10.5
                                                  to      the       Registrants
                                                  Registration Statement on Form
                                                  S-1      (Registration     No.
                                                  333-32600)

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    July 10, 2000                               INTRALINKS, INC.
                                                     (Registrant)



                                                     By:/s/ William D. Frishberg
                                                     ---------------------------
                                                     Name: William D. Frishberg
                                                     Title:  General Counsel

                        Heller, Ehrman, White & McAuliffe
                                711 Fifth Avenue
                               New York, NY 10022


July 13, 2000



VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, DC 20549
Attention Filing Desk

Re:      IntraLinks, Inc. (the "Company") Registration Statement on Form 8-A
         -  Common Stock

Dear Ladies and Gentlemen:

         On behalf of the Company, we hereby transmit for filing pursuant to the Securities Exchange Act of 1934 (the Exchange Act), the Companys Registration Statement on Form 8-A for the registration of the Companys Common Stock under
Section 12(g) of the Exchange Act. This filing is being made in connection with the proposed underwritten offering of the Companys Common Stock under the Securities Act of 1933, as amended, as described in the Registration Statement on Form S-1 (333-32600). We request acceleration of effectiveness of the Registration Statement on Form 8-A concurrently with effectiveness of the Registration Statement on Form S-1.

         If you have any questions or need further information with respect to the foregoing, please call the undersigned at (212) 832-8300.

                                                           Sincerely,

                                                           /s/ Robert G. Hanski